AMENDED AND RESTATED KNOLL, INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN (Effective January 1, 2018) 1. Purpose. This Amended and Restated Non-Employee Director Compensation Plan (the “Plan”) is intended to promote the interests of Knoll, Inc. (the “Company”) by providing an inducement in the form of fees to certain qualified persons who are not employees of the Company (“Non-Employee Directors”) to serve as members of the Company’s Board of Directors (the “Board”). In addition, the Plan also seeks to align the interests of these Non- Employee Directors with the interests of the Company’s stockholders by allowing all or a portion of these fees to be paid in shares of common stock of the Company, par value $0.01 per share (the “Common Stock”) and providing for an annual grant of Common Stock subject to certain restrictions (“Restricted Shares”). 2. Effective Date. The Plan shall be effective as of January 1, 2018 (the “Effective Date”). 3. Administration. The Plan shall be administered by the Board. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. All decisions, determinations and interpretations of the Board shall be final and binding. 4. Eligibility. Only Non-Employee Directors are eligible to participate in the Plan. 5. Fees Payable to Non-Employee Directors. The following provisions shall govern the payment to Non-Employee Directors of (i) annual fees, (including fees payable to the Audit Committee Chairman or the Lead Director) (“Annual Fees”) and (ii) reimbursement of reasonable out-of-pocket expenses incurred by the Non-Employee Directors in connection with the performance of their duties as directors (“Expenses”). (a) Annual Fees. Each person who is a Non-Employee Director shall be entitled to receive without further action by the Board an Annual Fee equal to $50,000 per calendar year (an “Annual Retainer”), as provided below. In addition, the chairman of the Audit Committee of the Board (the “Audit Committee Chairman”) and the lead independent director (the “Lead Director”) shall each be entitled to receive a supplemental Annual Fee equal to $15,000 per calendar year served in such capacity (the “Audit Chairman Fee” and the “Lead Director Fee”, respectively), as provided below. The Annual Retainer shall be paid in equal installments of $12,500 in arrears on the last business day of each calendar quarter (each a “Quarterly Payment Date”). In addition, the Audit Chairman Fee and the Lead Director Fee shall each be paid in equal installments of $3,750 in arrears on each Quarterly Payment Date. (i) Payment of Annual Fees for Partial Quarters. In the event a Non- Employee Director serves on the Board for less than the entire quarter, the quarterly portion of Exhibit 10.7

2 the Annual Retainer payable for such quarter shall be prorated based on the number of days in such quarter for which such Non-Employee Director served on the Board. In the event a Non- Employee Director serves as the Audit Committee Chairman or the Lead Director for less than the entire quarter, the quarterly portion of the Audit Chairman Fee or the Lead Director Fee, as the case may be, payable for such quarter shall be prorated based on the number of days in such quarter for which such Non-Employee Director served as the Audit Committee Chairman or the Lead Director. (b) Expense Reimbursements. Each person who is a Non-Employee Director shall also be entitled to receive reimbursement of Expenses. Expense reimbursements shall be payable in arrears on each Quarterly Payment Date for the Expenses incurred prior to such date. Reimbursement for Expenses shall be subject to each Non-Employee Director’s submission of a request for reimbursement and all appropriate receipts and/or other documentation required by the Board at least five business days prior to the Quarterly Payment Date for which payment is sought. Unless otherwise determined by the Board, reimbursement requests submitted late with respect to any Quarterly Payment Date shall be payable on the next Quarterly Payment Date. (c) Method of Payment. Except as elected pursuant to Section 5(d) below, Annual Fees shall be payable in cash. Reimbursement of Expenses shall be payable in cash. (d) Election to Receive Shares of Common Stock in Lieu of Cash. Non-Employee Directors may elect to receive shares of Common Stock in lieu of all or a portion of the cash payments for Annual Fees (a “Stock Election”). Any such election must be made by delivery of a Stock Election Form, a form of which is attached hereto as Exhibit A, to the Company (attn: Chief Financial Officer) during a window period under the Company’s Insider Trading Policy and prior to the applicable Quarterly Payment Date with respect to which the election is to take effect. The number of shares of Common Stock issuable pursuant to a Stock Election shall be equal to the value of the cash elected to be foregone in lieu of Common Stock divided by the Fair Market Value (as defined below) of the Common Stock on each respective Quarterly Payment Date. Shares of Common Stock issued in lieu of Annual Fees shall be fully vested and unrestricted shares of Common Stock issued pursuant to any stockholder-approved equity plan maintained by the Company, as determined by the Company’s Chief Executive Officer or any of the Company’s other executive officers. For purposes of the Plan, “Fair Market Value” means, as of any date when the Common Stock is listed on one or more national securities exchanges, the closing price of one share reported on the principal national securities exchange on which such Common Stock is listed and traded on the date of determination. If the Common Stock is not listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith to be the fair market value per share of Common Stock. 6. Grant of Restricted Stock. (a) Annual Grant. Each calendar year, on the third trading day after the Company’s annual meeting of stockholders, each Non-Employee Director shall automatically be granted, without any further action by the Board, a number of Restricted Shares equal to $90,000 divided by the Fair Market Value of one share of the Common Stock on the date of such grant, rounded to the nearest full share (the “Annual Director Stock Grant”). The Restricted Shares shall be

3 granted pursuant to any stockholder-approved equity plan maintained by the Company, as determined by the Company’s Chief Executive Officer or any of the Company’s other executive officers. Except as specifically set forth herein, the annual grant shall be subject to and governed by the terms of the relevant Stock Incentive Plan; provided, however, that any determinations with respect to such Restricted Shares shall be made by the Board. Except as provided in the Restricted Share Agreement evidencing each Annual Director Stock Grant or as otherwise provided in the relevant equity plan, the Restricted Shares subject to each Annual Director Stock Grant shall become unrestricted and vest at the rate of 50% of the shares granted (rounded down to the nearest full share) on the first anniversary of the date of grant, and the remaining shares granted on the second anniversary of the date of grant; provided, however, that vesting of the Restricted Shares shall occur only to the extent that the Non-Employee Director recipient remains a member of the Board on the respective vesting date. Each Annual Director Stock Grant shall be made pursuant to an agreement substantially similar to, and shall be subject to such other terms and conditions as set forth in, the Restricted Share Agreement for the applicable Stock Incentive Plan from which the Annual Director Stock Grant is made. 7. Prohibition of Transfer and Assignment. The right of a Non-Employee Director to the payment of all or a portion of the fees payable or to receive the Common Stock or Restricted Shares granted under this Plan may not be assigned, transferred, pledged or encumbered, other than by will or the laws of descent and distribution and any attempted assignment or transfer shall be null and void. 8. Governing Law. The Plan shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without reference to the principles of conflicts of law thereof. 9. Termination and Amendment of Plan. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable.

EXHIBIT A KNOLL, INC. NON-EMPLOYEE DIRECTOR COMPENSATION PLAN STOCK ELECTION FORM Pursuant to the terms of the Knoll, Inc. Non-Employee Director Compensation Plan (the “Plan”), I hereby elect to receive shares of Common Stock in lieu of Annual Fees as follows. Capitalized terms shall have the meaning set forth in the Plan. Stock Election in Lieu of Annual Fees I hereby elect to forego $_______ on a quarterly basis or ___% of the Annual Fees due to me on each Quarterly Payment Date and instead receive shares of Common Stock rounded to the nearest full share having an equivalent value. I UNDERSTAND THAT THIS ELECTION SHALL REMAIN IN EFFECT FOR EACH QUARTERLY PAYMENT DATE UNTIL A SUBSEQUENT ELECTION IS FILED WITH THE COMPANY NULLIFYING OR MODIFYING THIS ELECTION. I UNDERSTAND THAT THE SHARES OF COMMON STOCK ISSUED TO ME IN LIEU OF CASH FOR MY ANNUAL FEES WILL BE UNRESTRICTED FOR U.S. FEDERAL TAX PURPOSES AND AS SUCH WILL CONSTITUTE INCOME TO ME IN THE YEAR OF GRANT. Non-Employee Director